SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: February 10, 2006


                             E AND S HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                     000-50101                     91-2135425
(State of incorporation       (Commission File No.)           (I.R.S. Employer
    or organization)                                         Identification No.)


     5046 East Boulevard, Northwest
            Canton, Ohio                                           44718
(Address of principal executive offices)                        (Zip Codes)


                                 (330) 966-8120
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

A stock option granted at the Annual Meeting of Shareholders to Mr. Eugene Swearengin as been amended by a shareholders action without meeting taken pursuant to the Nevada Revised Statutes. The action has amended the stock option by reducing the exercise price from $0.25 per share to $0.08 per share. All other terms and conditions of the stock option remain the same.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2006

                                         E and S Holdings Inc.


                                         By: /s/ Edward A. Barth
                                            ------------------------------------
                                            Edward A. Barth, Chief Executive
                                            Officer, Chief Financial Officer